Harbor Funds II

Supplement to Prospectus dated January 19, 2024
Embark Commodity Strategy Fund
Embark Small Cap Equity Fund
March 1, 2024
Effective as of the date hereof, the “Portfolio Holdings Disclosure Policy” on page 14 of the Prospectus is replaced with the following.

Portfolio Holdings Disclosure Policy
Each Fund’s full portfolio holdings are published monthly on the 15th day following month end on harborcapital.com. This information remains available at harborcapital.com until the information is updated for the subsequent period.
Additional information about Harbor Funds II's portfolio holdings disclosure policy is available in the Statement of Additional Information.
Investors Should Retain This Supplement For Future Reference
HFII.SUPP.PRO.0324